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PROXY                      NORTHERN BANK OF COMMERCE                      PROXY


      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
                  SHAREHOLDERS TO BE HELD JANUARY 27, 2000.


The undersigned hereby appoints James A. Wills and John B. Ellsworth, or either of them (with full power to act alone), as proxies with full power of substitution, to represent and to vote all of the Common Stock of NORTHERN BANK OF COMMERCE, held of record by the undersigned at the close of business on November 30, 1999 at the special meeting of shareholders of NORTHERN BANK OF COMMERCE on Thursday, January 27, 2000, and at any adjournments thereof, as set forth below. Either or both of the above named proxies may vote the shares of the undersigned in accordance with their discretion on any other matters which may properly come before the meeting or any adjournments thereof.

       (Continued, and to be marked, dated and signed, on the other side)

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The Board of Directors recommends a vote FOR the           Please mark your  /X/
proposals:                                                vote as indicated
                                                           in the example

ITEM 1. Proposal to approve the merger between Cowlitz Bancorp and Cowlitz Bank with Northern Bank of Commerce.

                             FOR    AGAINST    ABSTAIN
                             / /      / /        / /

ITEM 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                    PLEASE SIGN EXACTLY AS SHARES ARE
                                    REGISTERED. WHEN SHARES ARE HELD BY JOINT
                                    TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS
                                    ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                    OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
                                    AS A CORPORATION, PLEASE SIGN IN FULL
                                    CORPORATE NAME, PRESIDENT, OR OTHER
                                    AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE
                                    SIGN IN PARTNERSHIP NAME, BY AUTHORIZED
                                    PERSON.


Signature____________ Signature if jointly held proxy____________ Dated________

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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.